                                                                    Exhibit 99.1

This Statement on Form 3 is filed by Fortress Investment Holdings LLC, Fortress
Investment Group LLC, Fortress Principal Investment Holdings II LLC, Fortress
Investment Fund (GP) Holdings LLC, Fortress Fund III GP LLC, Fortress Investment
Fund III LP, Fortress Investment Fund III (Fund B) LP, Fortress Investment Fund
III(Fund D) L.P.

This report is filed by Fortress Investment Holdings LLC, Fortress Investment
Group LLC, Fortress Principal Investment Holdings II LLC, Fortress Investment
Fund (GP) Holdings LLC, Fortress Fund III GP LLC, Fortress Investment Fund III
LP, Fortress Investment Fund III (Fund B) LP and Fortress Investment Fund III
(Fund D) L.P., all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statenent: October, 2006

Issuer Name and Ticker or Trading Symbol: Gate House Media, Inc. (GHS)

                                      FORTRESS INVESTMENT HOLDINGS LLC

                                      /s/ Randal A. Nardone
                                      ---------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS INVESTMENT GROUP LLC

                                      /s/ Randal A. Nardone
                                      ---------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS PRINCIPAL INVESTMENT HOLDINGS
                                      II

                                      /s/ Randal A. Nardone
                                      ---------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS INVESTMENT FUND GP(HOLDINGS)LLC

                                      /s/ Randal A. Nardone
                                      ----------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS FUND III GP LLC

                                      /s/ Randal A. Nardone
                                      ---------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS INVESTMENT FUND III LP

                                      By: Fortress Fund III GP LLC, Its
                                      Genera Partner

                                      /s/ Randal A. Nardone
                                      ---------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS INVESTMENT FUND III (FUND B) LP

                                      By: Fortress Fund III GP LLC, Its
                                      General  Partner

                                      /s/ Randal A. Nardone
                                      ---------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer

                                      FORTRESS INVESTMENT FUND III (FUND D) L.P.

                                      By: Fortress Fund III GP LLC, Its
                                      General Partner

                                      /s/ Randal A. Nardone
                                      ----------------------------------------
                                      By:  Randal A. Nardone
                                      Its: Chief Operating Officer